EATON VANCE SENIOR INCOME TRUST

Supplement to Statement of Additional Information dated February 28, 2019

The following is added to the tables under “Portfolio Managers.” in “Investment Advisory and Other Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Andrew Sveen*
Registered Investment Companies	3	$ 1,994.9	0	$ 0
Other Pooled Investment Vehicles	0	$ 0	0	$ 0
Other Accounts	0	$ 0	0	$ 0

*	As of December 31, 2018

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund*	Aggregate Dollar Range of Equity Securities Beneficially Owned in all Registered Funds in the Eaton Vance Family of Funds*
Andrew Sveen	None	$100,001 - $500,000

*	As of December 31, 2018. Mr. Sveen became a portfolio manager effective March 1, 2019.

March 1, 2019